                        ASSUMPTION AND SECOND AMENDMENT


         This ASSUMPTION AND SECOND AMENDMENT dated as of December 23, 1993 made by MERISEL AMERICAS, INC., a Delaware corporation ("Americas") and the successor in interest by assignment and transfer of certain assets from Merisel, Inc., a Delaware corporation (the "Original Seller"), in favor of and, in the case of the amendments set forth in Sections 3 and 4 below and the consent set forth in
Section 5 below, by CIESCO L.P. ("CIESCO"), CITIBANK, N.A. ("Citibank") and CITICORP NORTH AMERICA, INC., a Delaware corporation, individually ("Citicorp") and as agent (the "Agent") for itself, CIESCO and Citibank.

         PRELIMINARY STATEMENTS:

         (1) The Seller, CIESCO and the Agent have entered into a Trade Receivables Purchase and Sale Agreement dated as of September 24, 1993 (the "CIESCO Agreement"). The Seller, Citibank, Citicorp and the Agent have entered into a Trade Receivables Purchase Sale Agreement dated as of September 24, 1993, as amended by the Amendment dated as of October 20, 1993 (said Agreement as so amended being the "Parallel Purchase Commitment" and, together with the CIESCO Agreement, the "Agreements"). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreements.

         (2) Under the Asset Transfer, Assignment and Assumption Agreement dated as of December 23, 1993 between the Original Seller and Americas, (i) the Original Seller is assigning and transferring to Americas all of its rights, titles and interests in, to and under, and is to delegate to Americas all of its obligations, duties and liabilities under, among other things, the Receivables and Related Security now existing and hereafter arising, all Collections with respect thereto and other proceeds thereof, all Contracts, Lock-Box Accounts and Lock-Box Agreements, and the Agreements, the Certificates, the Fee Letter and the other documents delivered thereunder (such assignment, transfer and delegation being the "Transfer"), and (ii) Americas is accepting the Transfer and assuming in full, among other things, all of the obligations, duties and liabilities of the Original Seller under the Contracts, and the Agreements, the Certificates, the Fee Letter, the Lock-Box Agreements, and the other documents delivered thereunder.

         NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

         SECTION 1.  Assumption.  Effective as of the date of the Transfer,
                     ----------
which shall be made with (and only with) the consent of the Agent, CIESCO, Citibank and Citicorp in accordance with Section 5 below:

         (a) Americas hereby unconditionally and irrevocably accepts and assumes the rights, titles and interests of the Original Seller, and assumes, agrees to perform, and promises to pay, all obligations, duties and liabilities of the Original Seller, now or hereafter existing under or arising out of the Agreements, the Certificates, the Fee Letter, the Lock-Box Agreements and the other documents delivered thereunder as though Americas were the original Seller thereunder.

         (b) Americas further agrees to observe and perform and be bound by all of the terms, covenants, representations, warranties, and conditions contained in the Agreements, the Certificates, the Fee Letter, the Lock-Box Agreements and the other documents delivered thereunder which are binding upon, and to be observed or performed by, the Original Seller as the Seller as though Americas were the original Seller thereunder, and hereby ratifies and confirms the validity of the Agreements, the Certificates, the Fee Letter, the Lock-Box Agreements and the other documents delivered thereunder in all respects.

         (c) Americas hereby confirms the sales and assignments of Eligible Assets, including daily sales and assignments of additional interests in newly created Pool Receivables as part of Eligible Assets, made by the Original Seller under or in connection with the Agreements or otherwise, and agrees to continue to make sales and assignments of Eligible Assets, including daily sales and assignments of additional interests in newly created Pool Receivables as part of Eligible Assets, under and pursuant to the Agreements and the Certificates as though Americas were the original Seller thereunder.

         SECTION 2.  Representations and Warranties.  Americas hereby represents
                     ------------------------------
and warrants that (i) the representations and warranties contained in Section
4.01 of the Agreements, as modified hereby (including without limitation under Sections 3(e) and (f) and 4(e) and (f) hereof, and as though Americas were the original Seller thereunder), will be true and correct in all material respects on and as of the date of the Transfer as though made on and as of the date thereof and (ii) no event has occurred and is continuing which constitutes, or would constitute but for the requirement that notice be given or time elapse or both, an Event of Investment Ineligibility under the CIESCO Agreement or an Event of Termination under the Parallel Purchase Commitment.

         SECTION 3.  Amendments to CIESCO Agreement.  The CIESCO Agreement is,
                     ------------------------------
effective as of the date of the Transfer, which shall be made with (and only with) the consent of the Agent,

CIESCO, Citibank and Citicorp in accordance with Section 5 below, hereby amended as follows:

         (a) The reference to "Merisel, Inc." and the term "Seller" used in the CIESCO Agreement, the Certificate issued thereunder, the Fee Letter, the Lock-Box Agreements and the other documents delivered thereunder, and all words therein referring to "Merisel, Inc." and such "Seller", shall mean and be a reference to Americas.

         (b) The definitions of the terms "Credit Agreement" and "Debt", contained in Section 1.01 of the CIESCO Agreement, are amended in their entirety to read as follows, respectively:

              "'Credit Agreement' means the Revolving Credit Agreement dated as
                ----------------
         of December 23, 1993 among the Seller and Merisel Europe, Inc., as borrowers, Merisel, as guarantor, the lenders party thereto, Citibank, N.A., as designated issuer, and Citicorp USA, Inc. as agent for such lenders, without giving effect to any amendment, supplement or other modification thereof or thereto or any waiver of any provision or any termination thereof."

              "'Debt' means (i) indebtedness for borrowed money, (ii)
                ----
         obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (it being understood that 'Debt' shall not include obligations both (a) classified as accounts payable, accrued liabilities or income taxes payable under generally accepted accounting principles and (b) incurred in the ordinary course of the Seller's business), (iv) principal obligations as lessee under leases of property (whether real, personal or mixed) which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) reimbursement obligations under letters of credit, (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above, (vii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA, and (viii) 'Debt' as such term is defined in the Senior Note Purchase Agreement referred to in the Credit Agreement; provided, that no obligation included in 'Debt'
                               --------
         hereunder shall be included in more than one of clauses (i) through
         (viii); provided, further, that 'Debt' shall not include any obligation
                 --------  -------
         hereunder or otherwise under or resulting from any agreement for the sale, transfer or securitization of accounts receivable permitted by
         Section 7.02(f)(ii) and Section 7.02(a)(vii) of the Credit Agreement or by equivalent clauses of replacements thereof."

         (c) Section 1.01 of the CIESCO Agreement is further amended by adding thereto the following new definitions:

              "'Assumption and Second Amendment' means the Assumption and Second
                -------------------------------
         Amendment dated as of December 23, 1993 among the parties hereto, amending this Agreement and the Parallel Purchase Commitment, and whereby the Seller assumed all of the obligations, duties and liabilities of Merisel hereunder and thereunder."

              "'FAB' means Merisel FAB, Inc., a Delaware corporation and a
                ---
         wholly-owned Subsidiary of Merisel, created to hold the assets comprising the franchise and distribution division of ComputerLand Corporation, a Delaware corporation."

              "'Contingent Obligation' means, as applied to any Person, any
                ---------------------
         direct or indirect liability, contingent or otherwise, of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation of another Person, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made, or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including, without limitation, any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet, income or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported."

              "'Merisel' means Merisel, Inc., a Delaware corporation."
                -------

              "'Subsidiary' means, as applied to any Person, any corporation of
                ----------
         which 50% or more of the outstanding voting securities of such corporation shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or by such Person and one or more of its Subsidiaries, or any similar business organization which is so owned or controlled."

         (d) Each of clause (i)(C) of the definition of the term "Rating Period" contained in Section 1.01 of the CIESCO Agreement, and Section 7.01(j) of the CIESCO Agreement is amended by replacing the date "July 2, 1993" contained therein with the date "October 2, 1993".

         (e) Section 4.01(e) of the CIESCO Agreement is amended in its entirety to read as follows:

              "(e) The pro forma consolidated balance sheet of the Seller and its consolidated subsidiaries as at October 2, 1993, a copy of which has been furnished to the Agent, fairly presents (subject to normal year-end adjustments and the absence of footnotes required under generally accepted accounting principles) the consolidated financial condition of the Seller and its consolidated subsidiaries as at such date, all in accordance with generally accepted accounting principles consistently applied, and since October 2, 1993, there has been no material adverse change in such condition or in the consolidated results of the operations of the Seller and its consolidated subsidiaries."

         (f) Section 4.01(f) of the CIESCO Agreement is amended in its entirety to read as follows:

              "(f) Except as disclosed in Merisel's 1992 annual report on Form 10-K, a copy of which has been furnished to the Agent, there is no pending or, to the best knowledge of the Seller, threatened action or proceeding affecting the Seller or any of its subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect (i) the financial condition or operations of the Seller and its subsidiaries taken as a whole or (ii) the ability of the Seller to perform its obligations under this Agreement, the Certificate or the Fee Letter, or which purports to affect the legality, validity or enforceability of this Agreement, the Certificate or the Fee Letter."

         (g) Section 5.01(i) of the CIESCO Agreement is amended in its entirety to read as follows:

              "(i)  Lock-Box Agreements.  Deliver, or cause to be delivered, to
                    -------------------
         the Agent (i) on or before March 31, 1994, a Lock-Box Agreement with Bank of America National Trust and Savings Association or any replacement Lock-Box Bank therefor, duly executed by the Seller and such Lock-Box Bank, together with Lock-Box Notices related thereto executed by the Seller, and (ii) on or before January 31, 1994, the written consent of each other Lock-Box Bank to the 'Transfer' under and as defined in the Assumption and

         Second Amendment, to the extent the 'Transfer' relates to the Lock-Box Agreement with such Lock-Box Bank."

         (h) Section 5.01 of the CIESCO Agreement is further amended by adding to the end thereof a new Section 5.01(j) to read as follows:

              "(j)  Maintenance of Separate Existence.  Do all things necessary
                    ---------------------------------
         to maintain its corporate existence separate and apart from Merisel, FAB and other Affiliates of the Seller, including, without limitation,
         (i) maintaining proper corporate records and books of account separate from those of such Affiliates; (ii) maintaining its assets and transactions separate from those of such Affiliates, reflecting such assets and transactions in financial statements separate and distinct from those of such Affiliates, and evidencing such assets and transactions by appropriate entries in the books and records referred to in clause (i) above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between the Seller and such Affiliates; (iii) holding such appropriate meetings or obtaining such appropriate consents of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law); (iv) at all times entering into its contracts under the Seller's own name as a legal entity separate and distinct from such Affiliates; and (v) conducting all transactions and dealings between the Seller and such Affiliates on an arm's-length basis."

         (i) Sections 5.02(a) and (b) of the CIESCO Agreement are amended in their entirety to read as follows:

              "(a) as soon as available and in any event within 75 days after the end of each of the first three quarters of each fiscal year of Merisel, consolidated and consolidating balance sheets of Merisel, the Seller and Merisel's other consolidated subsidiaries as of the end of such quarter and consolidated and consolidating statements of income and retained earnings and of cash flows of Merisel, the Seller and such other consolidated subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the Treasurer of the Seller or Merisel;

              (b) as soon as available and in any event within 120 days after the end of each fiscal year of Merisel, a copy of the annual report for such year for Merisel, the Seller and Merisel's other consolidated subsidiaries, containing consolidated and consolidating financial statements for such year certified in a manner acceptable to the Agent by Deloitte & Touche or other independent public accountants acceptable to the Agent;".

         (j) Section 5.02 of the CIESCO Agreement is further amended by adding to the end thereof a new subsection (g) to read as follows:

         "; and (g) promptly upon the execution and delivery of any of the agreements referred to in Section 6(b)(ii)(B) of the Assumption and Second Amendment, certified copies of such agreements."

         (k) Section 5.03 of the CIESCO Agreement is amended by adding to the end thereof new Sections 5.03(i), (j), (k), (l), (m) and (n), respectively, to read as follows:

              "(i)  Other Adverse Claims.  Except as otherwise
                    --------------------
         provided herein or in the Parallel Purchase Commitment, create or suffer to exist any Adverse Claim upon or with respect to any of the Seller's property other than of the type described in Section 5.03(a) (which shall be subject to the restrictions contained in such Section), or assign any right to receive income, to secure any Debt of any Person other than as permitted under Section 7.02(a) of the Credit Agreement."

              "(j)  Debt.  Except as otherwise provided herein or in the
                    ----
         Parallel Purchase Commitment, create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than for its own, or its Subsidiaries', corporate purposes; provided that in the case of any intercompany Debt, the same
                   --------
         shall be subordinated (both as to payment and remedies) to the obligations of the Seller hereunder in form and substance satisfactory to the Agent."

              "(k)  Contingent Obligations.  Except as otherwise provided herein
                    ----------------------
         or in the Parallel Purchase Commitment, create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Contingent Obligation other than as permitted under Section 7.02(c) of the Credit Agreement."

              "(l)  Distributions, Etc.  Declare or pay any dividends, purchase,
                    -------------------
         redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to purchase, redeem, retire or otherwise acquire for value any stock of the Seller, other than as permitted under Section 7.02(d) of the Credit Agreement, provided that
                                                                  --------
         each such declaration, distribution or other action shall have been duly authorized by all necessary corporate action and in accordance with applicable law."

              "(m)  Transactions with Shareholders and Affiliates.  Enter into
                    ---------------------------------------------
         or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with Merisel or with any other Affiliate of the Seller (excluding any Subsidiaries of the Seller), on terms that are not fair and reasonable in the circumstances or that are less favorable to the Seller than those which might be obtained at such time from any Person who is not such an Affiliate."

              "(n)  FAB.  Anything herein to the contrary notwithstanding, until
                    ---
         such time, if any, after December 23, 1993 as Merisel shall have completed a new issuance of common stock or other equity securities from which it shall have received at least $60,000,000 in net cash proceeds:

                   (i) merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) any or all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire any or all or substantially all of the assets of, directly or indirectly in any such case, FAB or any successor thereof, or permit any of its Subsidiaries to do any of the foregoing; or

                  (ii) make any loan or advance to, or purchase or otherwise acquire any stock or other securities of, or make any capital contribution to, or otherwise invest in, directly or indirectly in any such case, FAB or any successor thereof, or permit any of its Subsidiaries to do any of the foregoing."

         (l) Section 7.01 of the CIESCO Agreement is amended by adding after subsection (k) thereof a new subsection (l) to read as follows:

              "(l) Any of the agreements referred to in Section 6(b)(ii)(B) of the Assumption and Second Amendment shall have been executed and delivered by the parties thereto and shall contain any modifications to the terms set forth in the drafts of such agreements delivered to the Agent pursuant to such Section which (i) increase materially the obligations of Merisel or any of its Affiliates, or confer additional rights on any of the parties thereto (other than Merisel or any of its Affiliates) which could be materially adverse to

         Merisel or any of its Affiliates, or (ii) would otherwise materially adversely affect the ability of the Seller to perform its obligations hereunder or the interests of the Owners or the Agent hereunder, in any such case without the prior written consent of the Agent;".

         SECTION 4.  Amendment to Parallel Purchase Commitment.  The Parallel
                     -----------------------------------------
Purchase Commitment is, effective as of the date of the Transfer, which shall be made with (and only with) the consent of the Agent, CIESCO, Citibank and Citicorp in accordance with Section 5 below, hereby amended as follows:

         (a) The reference to "Merisel, Inc." and the term "Seller" used in the Parallel Purchase Commitment, the Certificate issued thereunder, the Fee Letter, the Lock-Box Agreements and the other documents delivered thereunder, and all words therein referring to "Merisel, Inc." and such "Seller", shall mean and be a reference to Americas.

         (b) The definitions of the terms "Credit Agreement" and "Debt", contained in Section 1.01 of the Parallel Purchase Commitment, are amended in their entirety to read as follows, respectively:

              "'Credit Agreement' means the Revolving Credit Agreement dated as
                ----------------
         of December 23, 1993 among the Seller and Merisel Europe, Inc., as borrowers, Merisel, as guarantor, the lenders party thereto, Citibank, as designated issuer, and Citicorp USA, Inc. as agent for such lenders, without giving effect to any amendment, supplement or other modification thereof or thereto or any waiver of any provision or any termination thereof."

              "'Debt' means (i) indebtedness for borrowed money, (ii)
                ----
         obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (it being understood that 'Debt' shall not include obligations both (a) classified as accounts payable, accrued liabilities or income taxes payable under generally accepted accounting principles and (b) incurred in the ordinary course of the Seller's business), (iv) principal obligations as lessee under leases of property (whether real, personal or mixed) which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) reimbursement obligations under letters of credit, (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above, (vii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA, and (viii) 'Debt' as such term is defined in the Senior Note Purchase Agreement referred to in the Credit Agreement; provided, that no obligation included in 'Debt' hereunder shall be
         --------
         included in more than one of clauses (i) through (viii); provided,
                                                                  --------
         further, that 'Debt' shall not include any obligation hereunder or
         -------
         otherwise under or resulting from any agreement for the sale, transfer or securitization of accounts receivable permitted by Section 7.02(f)

         (ii) and Section 7.02(a) (vii) of the Credit Agreement or by equivalent clauses of replacements thereof."

         (c) The definitions of the terms "Commitment" and "Commitment Reduction Date", contained in Section 1.01 of the Parallel Purchase Commitment, are amended by replacing the date "March 24, 1994" each place where it appears therein with the date "April 29, 1994".

         (d) Section 1.01 of the Parallel Purchase Commitment is further amended by adding thereto the following new definitions:

              "'Assumption and Second Amendment' means the Assumption and Second
                -------------------------------
         Amendment dated as of December 23, 1993 among the parties hereto, amending this Agreement and the CIESCO Agreement, and whereby the Seller assumed all of the obligations, duties and liabilities of Merisel hereunder and thereunder."

              "'FAB' means Merisel FAB, Inc., a Delaware corporation and a
                ---
         wholly-owned Subsidiary of Merisel, created to hold the assets comprising the franchise and distribution division of ComputerLand Corporation, a Delaware corporation."

              "'Contingent Obligation' means, as applied to any Person, any
                ---------------------
         direct or indirect liability, contingent or otherwise, of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation of another Person, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made, or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including, without limitation, any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet, income or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported."

              "'Merisel' means Merisel, Inc., a Delaware corporation."
                -------

              "'Subsidiary' means, as applied to any Person, any corporation of
                ----------
         which 50% or more of the outstanding voting securities of such corporation shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or by such Person and one or more of its Subsidiaries, or any similar business organization which is so owned or controlled."

         (e) Each of clause (i)(C) of the definition of the term "Rating Period" contained in Section 1.01 of the Parallel Purchase Commitment, and
    Section 7.01(j) of the Parallel Purchase Commitment is amended by replacing the date "July 2, 1993" contained therein with the date "October 2, 1993".

         (f) Section 4.01(e) of the Parallel Purchase Commitment is amended in its entirety to read as follows:

              "(e) The pro forma consolidated balance sheet of the Seller and its consolidated subsidiaries as at October 2, 1993, a copy of which has been furnished to the Agent, fairly presents (subject to normal year-end adjustments and the absence of footnotes required under generally accepted accounting principles) the consolidated financial condition of the Seller and its consolidated subsidiaries as at such date, all in accordance with generally accepted accounting principles consistently applied, and since October 2, 1993, there has been no material adverse change in such condition or in the consolidated results of the operations of the Seller and its consolidated subsidiaries."

         (g) Section 4.01(f) of the Parallel Purchase Commitment is amended in its entirety to read as follows:

              "(f) Except as disclosed in Merisel's 1992 annual report on Form 10-K, a copy of which has been furnished to the Agent, there is no pending or, to the best knowledge of the Seller, threatened action or proceeding affecting the Seller or any of its subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect (i) the financial condition or operations of the Seller and its subsidiaries taken as a whole or (ii) the ability of the Seller to perform its obligations under this Agreement, the Certificate or the Fee Letter, or which purports to affect the legality, validity or enforceability of this Agreement, the Certificate or the Fee Letter."

         (h) Section 5.01(i) of the Parallel Purchase Commitment is amended in its entirety to read as follows:

              "(i)  Lock-Box Agreements.  Deliver, or cause to be delivered, to
                    -------------------
         the Agent (i) on or before March 31, 1994, a Lock-Box Agreement with Bank of America National Trust and Savings Association or any replacement Lock-Box Bank therefor, duly executed by the Seller and such Lock-Box Bank, together with Lock-Box Notices related thereto executed by the Seller, and (ii) on or before January 31, 1994, the written consent of each other Lock-Box Bank to the 'Transfer' under and as defined in the Assumption and Second Amendment, to the extent the 'Transfer' relates to the Lock-Box Agreement with such Lock-Box Bank."

         (i) Section 5.01 of the Parallel Purchase Commitment is amended by adding to the end thereof a new Section 5.01(j) to read as follows:

              "(j)  Maintenance of Separate Existence.  Do all things necessary
                    ---------------------------------
         to maintain its corporate existence separate and apart from Merisel, FAB and other Affiliates of the Seller, including, without limitation,
         (i) maintaining proper corporate records and books of account separate from those of such Affiliates; (ii) maintaining its assets and transactions separate from those of such Affiliates, reflecting such assets and transactions in financial statements separate and distinct from those of such transactions by appropriate entries in the books and records referred to in clause (i) above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between the Seller and such Affiliates; (iii) holding such appropriate meetings or obtaining such appropriate consents of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law); (iv) at all times entering into its contracts under the Seller's own name as a legal entity separate and distinct from such Affiliates; and (v) conducting all transactions and dealings between the Seller and such Affiliates on an arm's-length basis."

         (j) Sections 5.02(a) and (b) of the Parallel Purchase Commitment are amended in their entirety to read as follows:

              "(a) as soon as available and in any event within 75 days after the end of each of the first three quarters of each fiscal year of Merisel, consolidated and consolidating balance sheets of Merisel, the Seller and Merisel's other consolidated subsidiaries as of the end of such quarter and consolidated and consolidating statements of income and retained earnings and of cash flows of Merisel, the Seller and such other consolidated subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the Treasurer of the Seller or Merisel;

              (b) as soon as available and in any event within 120 days after the end of each fiscal year of Merisel, a copy of the annual report for such year for Merisel, the Seller and Merisel's other consolidated subsidiaries, containing consolidated and consolidating financial statements for such year certified in a manner acceptable to the Agent by Deloitte & Touche or other independent public accountants acceptable to the Agent;".

         (k) Section 5.02 of the Parallel Purchase Commitment is further amended by adding to the end thereof a new subsection (g) to read as follows:

         "; and (g) promptly upon the execution and delivery of any of the agreements referred to in Section 6(b)(ii)(B) of the Assumption and Second Amendment, certified copies of such agreements."

         (l) Section 5.03 of the Parallel Purchase Commitment is amended by adding to the end thereof new Sections 5.03(i), (j), (k), (l), (m) and (n), respectively, to read as follows:

              "(i)  Other Adverse Claims.  Except as otherwise provided herein
                    --------------------
         or in the CIESCO Agreement, create or suffer to exist any Adverse Claim upon or with respect to any of the Seller's property other than of the type described in Section 5.03(a) (which shall be subject to the restrictions contained in such Section), or assign any right to receive income, to secure any Debt of any Person other than as permitted under
         Section 7.02(a) of the Credit Agreement."

              "(j)  Debt.  Except as otherwise provided herein or in the CIESCO
                    ----
         Agreement, create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than for its own, or its Subsidiaries', corporate purposes; provided that in the case of any intercompany Debt, the same shall be
         --------
         subordinated (both as to payment and remedies) to the obligations of the Seller hereunder in form and substance satisfactory to the Agent."

              "(k)  Contingent Obligations.  Except as otherwise provided herein
                    ----------------------
         or in the CIESCO Agreement, create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Contingent Obligation other than as permitted under Section 7.02(c) of the Credit

         Agreement."

              "(l)  Distributions, Etc.  Declare or pay any dividends, purchase,
                    -------------------
         redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to purchase, redeem, retire or otherwise acquire for value any stock of the Seller, other than as permitted under Section 7.02(d) of the Credit Agreement, provided that
                                                                  --------
         each such declaration, distribution or other action shall have been duly authorized by all necessary corporate action and in accordance with applicable law."

              "(m)  Transactions with Shareholders and Affiliates.  Enter into
                    ---------------------------------------------
         or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with Merisel or with any other Affiliate of the Seller (excluding any Subsidiaries of the Seller), on terms that are not fair and reasonable in the circumstances or that are less favorable to the Seller than those which might be obtained at such time from any Person who is not such an Affiliate."

              "(n)  FAB.  Anything herein to the contrary notwithstanding, until
                    ---
         such time, if any, after December 23, 1993 as Merisel shall have completed a new issuance of common stock or other equity securities from which it shall have received at least $60,000,000 in net cash proceeds:

                   (i) merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of

              (whether in one transaction or in a series of transactions) any or all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire any or all or substantially all of the assets of, directly or indirectly in any such case, FAB or any successor thereof, or permit any of its Subsidiaries to do any of the foregoing; or

                  (ii) make any loan or advance to, or purchase or otherwise acquire any stock or other securities of, or make any capital contribution to, or otherwise invest in, directly or indirectly in any such case, FAB or any successor thereof, or permit any of its Subsidiaries to do any of the foregoing."

         (m) Section 7.01 of the Parallel Purchase Commitment is amended by adding after subsection (k) thereof new subsections (l) and (m) to read as follows:

              "(l) Any of the agreements referred to in Section 6(b)(ii)(B) of the Assumption and Second Amendment shall have been executed and delivered by the parties thereto and shall contain any modifications to the terms set forth in the drafts of such agreements delivered to the Agent pursuant to such Section which (i) increase materially the obligation s of Merisel or any of its Affiliates, or confer additional rights on any of the parties thereto

         (other than Merisel or any of its Affiliates) which could be materially adverse to Merisel or any of its Affiliates, or (ii) would otherwise materially adversely affect the ability of the Seller to perform its obligations hereunder or the interests of the Owners or the Agent hereunder, in any such case without the prior written consent of the Agent; or

              (m) There shall have occurred any event which constitutes or would, with the giving of notice or the lapse of time or both, constitute an 'Event of Termination' under the CIESCO Agreement or the CIESCO Agreement shall cease for any reason to be in full force and effect;"

         SECTION 5.  Consent to Transfer.  Effective as of the date of the
                     -------------------
Transfer and subject to the satisfaction of the conditions precedent set forth in Section 6 below, each of the Agent, CIESCO, Citibank and Citicorp hereby consents to the Transfer.

         SECTION 6.  Conditions of Effectiveness.  Section 5 of this Assumption
                     ---------------------------
and Second Amendment shall become effective when, and only when, all of the following shall have occurred:

         (a) The Agent shall have received (i) counterparts of this Assumption and Second Amendment executed by Americas, the Original Seller, CIESCO, Citibank and Citicorp, individually and as Agent and (ii) a copy of the Credit Agreement (as defined in the Agreements as amended hereby) certified by an officer of Americas to be a true and complete copy of such Credit Agreement as executed by all parties thereto.

         (b) The Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of the Transfer, in form and substance satisfactory to the Agent:

              (i) Certified copies of the charter and by-laws, as amended, of Americas;

             (ii) Certified copies of (A) all agreements relating to the Transfer (collectively the "Transfer Agreements") and (B) drafts as of the date hereof of all agreements relating to the ComputerLand Acquisition (as defined in the Credit Agreement as defined in the Agreements as amended hereby), respectively;

            (iii) Certified copies of the resolutions of the Board of Directors of each of Americas and the Original Seller approving this Assumption and Second Amendment, the Transfer Agreements and the matters contemplated hereby and thereby;

             (iv) A certificate of the Secretary or an Assistant Secretary of each of Americas and the

         Original Seller certifying the names and true signatures of the officers thereof authorized to sign this Assumption and Second Amendment, the Transfer Agreements and the other documents to be delivered by it hereunder and thereunder;

              (v) Executed copies of proper Financing Statements (both Form UCC-1 and Form UCC-3 or UCC-2, as applicable), or other similar instruments or documents, as may be necessary or, in the opinion of the Agent, desirable under the law of all appropriate jurisdictions to reflect the Transfer and to perfect the interests of the Agent under the Agreements as amended hereby;

             (vi) Executed copies of proper Financing Statements (Form UCC-3 or UCC-2, as applicable) necessary to release all security interests and other rights of any Person in any Receivables, Contracts or Related Security previously granted by Americas (other than pursuant to the Agreements);

            (vii) Certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Agent), dated a date reasonably near to the date of the Transfer, listing all effective financing statements which name the Original Seller or Americas (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the Financing Statements referred to in subsection (b)(v) above are to be filed, together with copies of such financing statements (none of which (except those filed pursuant to the Agreements) shall cover any Receivables or Contracts or Related Security);

           (viii) Undated copies of (A) a Preliminary Lock-Box Notice addressed to Bank of America National Trust and Savings Association, as a Lock-Box Bank, and (B) Lock-Box Notices to each other Lock-Box Bank, in each case executed by Americas; and

             (ix) A favorable opinion of Riordan & McKinzie, counsel for Americas and the Original Seller, in substantially the form of Exhibit A hereto.

         SECTION 7.  Effect on the Agreements.  (a)  Upon the effectiveness of
                     ------------------------
Section 5 hereof, on and after the date of the Transfer, each reference in either of the Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to either of the Agreements, and each reference in either of the Certificates, the Fee Letter or any other documents delivered under either of the Agreements to either of the Agreements, shall mean and be a reference to such Agreement as amended hereby.

         (b) Except as specifically amended in Sections 3 and 4 above or as otherwise provided in this Agreement, each of the Agreements, the Certificates, the Fee Letter, the Lock-Box Agreements, and the other documents delivered thereunder shall remain in full force and effect and are hereby ratified and confirmed.

         SECTION 8.  Costs, Expenses and Taxes.  Americas agrees to pay on
                     -------------------------
demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Assumption and Second Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. In addition, Americas shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Assumption and Second Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent, CIESCO, Citibank and Citicorp harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 9.  Execution in Counterparts.  This Assumption and Second
                     -------------------------
Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Assumption and Second Amendment and any other documents to be delivered hereunder by telefacsimile shall be effective as delivery of a manually executed counterpart of this Assumption and Second Amendment or such document.

         SECTION 10.  Governing Law.  This Assumption and Second Amendment shall
                      -------------
be governed by, and construed in accordance with, the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have caused this Assumption and Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           MERISEL AMERICAS, INC.

                                           By:  /s/  Timothy N. Jenson
                                              ------------------------
                                              Title:  Vice President &
                                                      Treasurer

                                           CIESCO L.P.

                                           By:  Citicorp North America, Inc.,
                                                as Attorney-in-Fact

                                                By: /s/ Joseph J. Mackiewicz
                                                   -------------------------
                                                    Vice President

                                           CITICORP NORTH AMERICA, INC.,
                                           Individually and as Agent

                                           By: /s/ Joseph J. Mackiewicz
                                              --------------------------
                                              Vice President

                                       CITIBANK, N.A.

                                       By: /s/ Joseph J. Mackiewicz
                                          --------------------------
                                          Vice President


Consented and agreed as of
the date first above written:

MERISEL, INC.

By: /s/ Timothy N. Jenson
   -----------------------
   Title:  Vice President & Treasurer